Exhibit 10.76

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“BPS MERGER SUB, INC.”, A DELAWARE CORPORATION,

WITH AND INTO “BIOPROTECTION SYSTEMS CORPORATION” UNDER THE NAME OF “BIOPROTECTION SYSTEMS CORPORATION”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SEVENTH DAY OF JANUARY, A.D. 2011, AT 7:24 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

1

State of Delaware

Secretary of State

Division of Corporations

Delivered 07:26 PM 01/07/2011

FILED 07:24 PM 01/07/2011

SRV 110025189  -  3959980 FILE

CERTIFICATE OF MERGER

OF

BPS MERGER SUB, INC.

(A DELAWARE CORPORATION)

INTO

BIOPROTECTION SYSTEMS CORPORATION

(A DELAWARE CORPORATION)

(Pursuant to Section 251 of the Delaware General Corporation Law)

BioProtection Systems Corporation, a corporation organized and existing under the laws of the State of Delaware, does hereby certify that:

FIRST:  That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State Of Incorporation

BioProtection Systems Corporation	Delaware
BPS Merger Sub, Inc.	Delaware

SECOND:  That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.

THIRD:  That the name of the surviving corporation of the merger is BioProtection Systems Corporation, a Delaware corporation.

FOURTH:  Upon effectiveness of the merger, the Certificate of Incorporation of the surviving corporation shall be amended and restated in its entirety as set forth on Exhibit A.

FIFTH:  That the executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is BioProtection Systems Corporation, 2901 S. Loop Dr., Suite 3360, Ames, Iowa 50010.

SIXTH:  That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger as of this 7th day of January, 2011.

BIOPROTECTION SYSTEMS CORPORATION, a Delaware corporation

By:	/s/ Charles J. Link
Name: Charles J. Link, Jr., M.D.
Title: Chief Executive Officer, President and Chairman

CERTIFICATE OF MERGER

SIGNATURE PAGE

EXHIBIT A

CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

CERTIFICATE OF MERGER

SIGNATURE PAGE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BIOPROTECTION SYSTEMS CORPORATION

I.

The name of this corporation is BioProtection Systems Corporation.

II.

The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

IV.

This corporation is authorized to issue only one class of stock, to be designated Common Stock.  The total number of shares of Common Stock presently authorized is one hundred (100), each having a par value of one cent ($0.01).

V.

The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws.

VI.

A.            The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.            Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.